Exhibit 99.1
IBM RELEASES SECOND-QUARTER RESULTS
Solid Software and Consulting Revenue Growth; Strong Gross Profit Margin Expansion
ARMONK, N.Y., July 19, 2023 . . . IBM (NYSE: IBM) today announced second-quarter 2023 earnings results.
“Organizations are using our hybrid cloud and AI technology, and our consulting capabilities, to transform their operations," said Arvind Krishna, IBM chairman and chief executive officer. "We continue to respond to the needs of our clients who seek trusted, enterprise AI solutions, and we are particularly excited about the response to the recently launched watsonx AI platform. Finally, we remain confident in our revenue and free cash flow growth expectations for the full year.”
Second-Quarter Highlights
•Revenue
–Revenue of $15.5 billion, down 0.4 percent, up 0.4 percent at constant currency
–Software revenue up 7 percent, up 8 percent at constant currency
–Consulting revenue up 4 percent, up 6 percent at constant currency
–Infrastructure revenue down 15 percent, down 14 percent at constant currency

•Profit Margin
–Gross Profit Margin: GAAP: 54.9 percent, up 160 basis points; Operating (Non-GAAP): 55.9 percent, up 140 basis points
–Pre-Tax Income Margin: GAAP: 12.9 percent, up 180 basis points; Operating (Non-GAAP): 15.5 percent, down 70 basis points

•Cash Flow
–Year to date net cash from operating activities of $6.4 billion, up $1.8 billion; free cash flow of $3.4 billion, up $0.1 billion

	SECOND QUARTER 2023 INCOME STATEMENT SUMMARY
	Results include YTY impact from gains on the 2Q22 sale of healthcare software assets*
	Revenue		Gross Profit	Gross Profit Margin		Pre-tax Income*	Pre-tax Income Margin*		Net Income*	Diluted Earnings Per Share*
GAAP from Continuing Operations	$15.5B		$8.5B	54.9%		$2.0B	12.9%		$1.6B	$1.72
Year/Year	(0.4)	%**	3%	1.6	Pts	16%	1.8	Pts	8%	7%
Operating (Non-GAAP)			$8.7B	55.9%		$2.4B	15.5%		$2.0B	$2.18
Year/Year			2%	1.4	Pts	(5)%	(0.7)	Pts	(5)%	(6)%
* Results include the YTY impact from the gains on the 2Q22 sale of healthcare software assets. GAAP: Pre-Tax Income (17 pts); Pre-Tax Income Margin (1.4 pts); Net Income (15 pts); EPS (15 pts). Operating (Non-GAAP): Pre-Tax Income (9 pts); Pre-Tax Income Margin (1.4 pts); Net Income (9 pts); EPS (9 pts).
** 0.4% at constant currency

“In the quarter, revenue performance was led by our growth vectors of software and consulting, and we continued to expand our gross profit margin, driven by our improving portfolio mix and productivity initiatives," said James Kavanaugh, IBM senior vice president and chief financial officer. "This year we have leveraged our strong cash position to invest for growth, announcing seven acquisitions to bolster our hybrid cloud and AI strategy, while continuing to return value to shareholders through dividends.”

Segment Results for Second Quarter
•Software — revenues of $6.6 billion, up 7.2 percent, up 7.5 percent at constant currency:
–Hybrid Platform & Solutions up 6 percent, up 7 percent at constant currency:
•Red Hat up 11 percent
•Automation up 1 percent, up 2 percent at constant currency
•Data & AI up 10 percent, up 11 percent at constant currency
•Security down 2 percent, down 1 percent at constant currency
–Transaction Processing up 9 percent, up 10 percent at constant currency

•Consulting — revenues of $5.0 billion, up 4.3 percent, up 5.9 percent at constant currency:
–Business Transformation up 3 percent, up 5 percent at constant currency
–Technology Consulting up 4 percent, up 5 percent at constant currency
–Application Operations up 6 percent, up 8 percent at constant currency

•Infrastructure — revenues of $3.6 billion, down 14.6 percent, down 13.8 percent at constant currency:
–Hybrid Infrastructure down 18 percent:
•IBM z Systems down 30 percent
•Distributed Infrastructure down 6 percent
–Infrastructure Support down 8 percent, down 6 percent at constant currency

•Financing — revenues of $0.2 billion, up 26.2 percent, up 27.1 percent at constant currency

Cash Flow and Balance Sheet
In the second quarter, the company generated net cash from operating activities of $2.6 billion, up $1.3 billion year to year. Net cash from operating activities excluding IBM Financing receivables was $2.6 billion. IBM’s free cash flow was $2.1 billion, flat year to year. The company returned $1.5 billion to shareholders in dividends in the second quarter.
For the first six months of the year, the company generated net cash from operating activities of $6.4 billion, up $1.8 billion year to year. Net cash from operating activities excluding IBM Financing receivables was $4.4 billion. IBM's free cash flow was $3.4 billion, up $0.1 billion year to year.
IBM ended the second quarter with $16.3 billion of cash and marketable securities, up $7.5 billion from year-end 2022. Debt, including IBM Financing debt of $10.6 billion, totaled $57.5 billion, up $6.5 billion since the end of 2022.

Full-Year 2023 Expectations
•Revenue: The company continues to expect constant currency revenue growth of three percent to five percent. At current foreign exchange rates, currency is expected to be neutral to revenue growth.
•Free cash flow: The company continues to expect about $10.5 billion in free cash flow, up more than $1 billion year to year.

Forward-Looking and Cautionary Statements
Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; the company’s ability to successfully manage acquisitions, alliances and dispositions, including integration challenges, failure to achieve objectives, the assumption of liabilities and higher debt levels; fluctuations in financial results; impact of local legal, economic, political, health and other conditions; the company’s failure to meet growth and productivity objectives; ineffective internal controls; the company’s use of accounting estimates; impairment of the company’s goodwill or amortizable intangible assets; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product quality issues; impacts of business with government clients; reliance on third party distribution channels and ecosystems; cybersecurity and data privacy considerations; adverse effects related to climate change and environmental matters; tax matters; legal proceedings and investigatory risks; the company’s pension plans; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; potential failure of the separation of Kyndryl Holdings, Inc. to qualify for tax-free treatment; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission or in materials incorporated therein by reference. Any forward-looking statement in this release speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.

Presentation of Information in this Press Release
In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:

IBM results —
•adjusting for currency (i.e., at constant currency);
•presenting operating (non-GAAP) earnings per share amounts and related income statement items;
•free cash flow;
•cash from operating activities excluding IBM Financing receivables.

The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.

Conference Call and Webcast
IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. EDT, today. The Webcast may be accessed via a link at https://www.ibm.com/investor/events/earnings-2q23. Presentation charts will be available shortly before the Webcast.

Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Sarah Meron, 347-891-1770
sarah.meron@ibm.com

Tim Davidson, 914-844-7847
tfdavids@us.ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION
COMPARATIVE FINANCIAL RESULTS
(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
REVENUE BY SEGMENT
Software	$6,608	$6,166	$12,529	$11,938
Consulting	5,013	4,809	9,975	9,637
Infrastructure	3,618	4,235	6,716	7,453
Financing	185	146	380	300
Other	51	180	126	404
TOTAL REVENUE	15,475	15,535	29,727	29,732

GROSS PROFIT	8,501	8,290	16,010	15,625

GROSS PROFIT MARGIN
Software	79.3%	79.2%	79.4%	79.0%
Consulting	25.9%	24.2%	25.6%	24.3%
Infrastructure	55.8%	53.8%	53.9%	52.4%
Financing	49.2%	35.3%	46.5%	36.5%

TOTAL GROSS PROFIT MARGIN	54.9%	53.4%	53.9%	52.6%

EXPENSE AND OTHER INCOME
S,G&A	4,900	4,855	9,754	9,452
R,D&E	1,687	1,673	3,342	3,352
Intellectual property and custom development income	(248)	(176)	(428)	(297)
Other (income) and expense	(261)	(81)	(506)	166
Interest expense	423	297	790	607
TOTAL EXPENSE AND OTHER INCOME	6,501	6,568	12,952	13,280

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2,000	1,722	3,058	2,345
Pre-tax margin	12.9%	11.1%	10.3%	7.9%
Provision for/(Benefit from) income taxes	419	257	543	218
Effective tax rate	21.0%	14.9%	17.8%	9.3%

INCOME FROM CONTINUING OPERATIONS	$1,581	$1,465	$2,515	$2,127

DISCONTINUED OPERATIONS
Income/(loss) from discontinued operations, net of taxes	2	(73)	(4)	(2)

NET INCOME	$1,583	$1,392	$2,511	$2,125

EARNINGS/(LOSS) PER SHARE OF COMMON STOCK
Assuming Dilution
Continuing Operations	$1.72	$1.61	$2.74	$2.34
Discontinued Operations	$0.00	$(0.08)	$0.00	$0.00
TOTAL	$1.72	$1.53	$2.73	$2.34

Basic
Continuing Operations	$1.74	$1.62	$2.77	$2.36
Discontinued Operations	$0.00	$(0.08)	$0.00	$0.00
TOTAL	$1.74	$1.54	$2.76	$2.36

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	919.5	910.7	918.6	910.0
Basic	909.9	901.5	908.7	900.4

INTERNATIONAL BUSINESS MACHINES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)

(Dollars in Millions)	At June 30, 2023	At December 31, 2022
ASSETS:
Current Assets:
Cash and cash equivalents	$9,394	$7,886
Restricted cash	31	103
Marketable securities	6,904	852
Notes and accounts receivable - trade, net	5,673	6,541
Short-term financing receivables, net	6,429	7,790
Other accounts receivable, net	838	817
Inventories	1,501	1,552
Deferred costs	957	967
Prepaid expenses and other current assets	2,730	2,611
Total Current Assets	34,458	29,118

Property, plant and equipment, net	5,443	5,334
Operating right-of-use assets, net	2,653	2,878
Long-term financing receivables, net	5,221	5,806
Prepaid pension assets	8,735	8,236
Deferred costs	897	866
Deferred taxes	6,340	6,256
Goodwill	56,385	55,949
Intangibles, net	10,496	11,184
Investments and sundry assets	1,585	1,617
Total Assets	$132,213	$127,243

LIABILITIES:
Current Liabilities:
Taxes	$1,606	$2,196
Short-term debt	6,785	4,760
Accounts payable	3,732	4,051
Deferred income	12,712	12,032
Operating lease liabilities	842	874
Other liabilities	6,836	7,592
Total Current Liabilities	32,513	31,505

Long-term debt	50,691	46,189
Retirement related obligations	9,385	9,596
Deferred income	3,264	3,499
Operating lease liabilities	1,986	2,190
Other liabilities	12,103	12,243
Total Liabilities	109,942	105,222

EQUITY:
IBM Stockholders’ Equity:
Common stock	58,963	58,343
Retained earnings	149,318	149,825
Treasury stock — at cost	(169,581)	(169,484)
Accumulated other comprehensive income/(loss)	(16,499)	(16,740)
Total IBM Stockholders’ Equity	22,201	21,944

Noncontrolling interests	70	77
Total Equity	22,271	22,021

Total Liabilities and Equity	$132,213	$127,243

INTERNATIONAL BUSINESS MACHINES CORPORATION
CASH FLOW ANALYSIS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,		Trailing Twelve Months Ended June 30,
(Dollars in Millions)	2023	2022*	2023	2022*	2023
Net Cash from Operations per GAAP	$2,638	$1,321	$6,412	$4,569	$12,278

Less: change in IBM Financing receivables	50	(1,264)	2,028	367	944
Capital Expenditures, net	(487)	(494)	(944)	(871)	(1,933)

Free Cash Flow	2,101	2,091	3,441	3,331	9,402

Acquisitions	(334)	(260)	(356)	(958)	(1,747)
Divestitures	6	1,207	6	1,268	10
Dividends	(1,510)	(1,488)	(3,007)	(2,963)	(5,992)
Non-Financing Debt	(1,178)	(2,934)	8,514	1,740	8,683
Other (includes IBM Financing net receivables and debt)	(347)	(1,607)	(1,109)	(2,197)	(1,805)

Change in Cash, Cash Equivalents, Restricted Cash and Short-term Marketable Securities	$(1,263)	$(2,991)	$7,489	$221	$8,551

*Includes immaterial cash flows from discontinued operations.

INTERNATIONAL BUSINESS MACHINES CORPORATION
CASH FLOW
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in Millions)	2023	2022*	2023	2022*
Net Income from Operations	$1,583	$1,392	$2,511	$2,125
Depreciation/Amortization of Intangibles	1,076	1,245	2,150	2,501
Stock-based Compensation	288	254	556	488
Working Capital / Other	(359)	(307)	(832)	(912)
IBM Financing A/R	50	(1,264)	2,028	367
Net Cash Provided by Operating Activities	$2,638	$1,321	$6,412	$4,569

Capital Expenditures, net of payments & proceeds	(487)	(494)	(944)	(871)
Divestitures, net of cash transferred	6	1,207	6	1,268
Acquisitions, net of cash acquired	(334)	(260)	(356)	(958)
Marketable Securities / Other Investments, net	822	(281)	(6,659)	(625)
Net Cash Provided by/(Used in) Investing Activities	$7	$172	$(7,953)	$(1,186)

Debt, net of payments & proceeds	(1,135)	(2,514)	6,169	434
Dividends	(1,510)	(1,488)	(3,007)	(2,963)
Financing - Other	(86)	(195)	(185)	(290)
Net Cash Provided by/(Used in) Financing Activities	$(2,731)	$(4,197)	$2,978	$(2,819)

Effect of Exchange Rate changes on Cash	(25)	(262)	(1)	(267)
Net Change in Cash, Cash Equivalents and Restricted Cash	$(110)	$(2,965)	$1,436	$297

*Includes immaterial cash flows from discontinued operations.

INTERNATIONAL BUSINESS MACHINES CORPORATION
SEGMENT DATA
(Unaudited)

	Three Months Ended June 30, 2023

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$6,608	$5,013	$3,618	$185
Pre-tax Income from Continuing Operations*	$1,504	$446	$633	$64
Pre-tax Margin*	22.8%	8.9%	17.5%	34.9%
Change YTY Revenue	7.2%	4.3%	(14.6)%	26.2%
Change YTY Revenue - Constant Currency	7.5%	5.9%	(13.8)%	27.1%

	Three Months Ended June 30, 2022

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$6,166	$4,809	$4,235	$146
Pre-tax Income from Continuing Operations	$1,375	$343	$757	$102
Pre-tax Margin	22.3%	7.1%	17.9%	69.7%

*The second quarter 2023 pre-tax charge of approximately $0.12 billion for stranded costs related to portfolio actions is not included in the measure of segment pre-tax income, consistent with the company's management system.

	Six Months Ended June 30, 2023

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$12,529	$9,975	$6,716	$380
Pre-tax Income from Continuing Operations*	$2,668	$828	$849	$165
Pre-tax Margin*	21.3%	8.3%	12.6%	43.3%
Change YTY Revenue	5.0%	3.5%	(9.9)%	26.8%
Change YTY Revenue - Constant Currency	6.6%	7.0%	(7.8)%	29.1%

	Six Months Ended June 30, 2022

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$11,938	$9,637	$7,453	$300
Pre-tax Income from Continuing Operations	$2,509	$691	$956	$186
Pre-tax Margin	21.0%	7.2%	12.8%	62.0%

*The year-to-date 2023 pre-tax charge of approximately $0.38 billion for stranded costs related to portfolio actions is not included in the measure of segment pre-tax income, consistent with the company's management system.

INTERNATIONAL BUSINESS MACHINES CORPORATION
U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION
(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended June 30, 2023
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Kyndryl- Related Impacts (3)		Operating (Non-GAAP)
Gross Profit	$8,501	$150		$—		$—		$—		$8,650
Gross Profit Margin	54.9%	1.0	pts.	—	pts.	—	pts.	—	pts.	55.9%
S,G&A	$4,900	$(245)		$—		$—		$—		$4,655
Other (Income) & Expense	(261)	0		(1)		—		—		(262)
Total Expense & Other (Income)	6,501	(246)		(1)		—		—		6,254
Pre-tax Income from Continuing Operations	2,000	395		1		—		—		2,396
Pre-tax Income Margin from Continuing Operations	12.9%	2.6	pts.	0.0	pts.	—	pts.	—	pts.	15.5%
Provision for/(Benefit from) Income Taxes (4)	$419	$87		$(3)		$(110)		$—		$393
Effective Tax Rate	21.0%	0.2	pts.	(0.2)	pts.	(4.6)	pts.	—	pts.	16.4%
Income from Continuing Operations	$1,581	$308		$5		$110		$—		$2,003
Income Margin from Continuing Operations	10.2%	2.0	pts.	0.0	pts.	0.7	pts.	—	pts.	12.9%
Diluted Earnings Per Share: Continuing Operations	$1.72	$0.34		$0.00		$0.12		$—		$2.18

	Three Months Ended June 30, 2022
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Kyndryl- Related Impacts (3)		Operating (Non-GAAP)
Gross Profit	$8,290	$180		$—		$—		$—		$8,470
Gross Profit Margin	53.4%	1.2	pts.	—	pts.	—	pts.	—	pts.	54.5%
S,G&A	$4,855	$(279)		$—		$—		$0		$4,576
Other (Income) & Expense	(81)	(1)		(192)		—		(145)		(418)
Total Expense & Other (Income)	6,568	(280)		(192)		—		(145)		5,952
Pre-tax Income from Continuing Operations	1,722	460		192		—		145		2,518
Pre-tax Income Margin from Continuing Operations	11.1%	3.0	pts.	1.2	pts.	—	pts.	0.9	pts.	16.2%
Provision for/(Benefit from) Income Taxes (4)	$257	$115		$46		$(4)		$—		$413
Effective Tax Rate	14.9%	1.8	pts.	0.7	pts.	(0.2)	pts.	(0.9)	pts.	16.4%
Income from Continuing Operations	$1,465	$345		$146		$4		$145		$2,105
Income Margin from Continuing Operations	9.4%	2.2	pts.	0.9	pts.	0.0	pts.	0.9	pts.	13.5%
Diluted Earnings Per Share: Continuing Operations	$1.61	$0.38		$0.16		$0.00		$0.16		$2.31

(1)Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.
(2)Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.
(3)Primarily relates to fair value changes in shares of Kyndryl common stock that were retained by IBM and the related cash-settled swap..
(4)Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

INTERNATIONAL BUSINESS MACHINES CORPORATION
U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION
(Unaudited; Dollars in millions except per share amounts)

	Six Months Ended June 30, 2023
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Kyndryl- Related Impacts (3)		Operating (Non-GAAP)
Gross Profit	$16,010	$298		$—		$—		$—		$16,308
Gross Profit Margin	53.9%	1.0	pts.	—	pts.	—	pts.	—	pts.	54.9%
S,G&A	$9,754	$(491)		$—		$—		$—		$9,263
Other (Income) & Expense	(506)	(2)		4		—		—		(504)
Total Expense & Other (Income)	12,952	(493)		4		—		—		12,463
Pre-tax Income from Continuing Operations	3,058	791		(4)		—		—		3,845
Pre-tax Income Margin from Continuing Operations	10.3%	2.7	pts.	0.0	pts.	—	pts.	—	pts.	12.9%
Provision for/(Benefit from) Income Taxes (4)	$543	$178		$(14)		$(115)		$—		$593
Effective Tax Rate	17.8%	1.0	pts.	(0.3)	pts.	(3.0)	pts.	—	pts.	15.4%
Income from Continuing Operations	$2,515	$613		$10		$115		$—		$3,252
Income Margin from Continuing Operations	8.5%	2.1	pts.	0.0	pts.	0.4	pts.	—	pts.	10.9%
Diluted Earnings Per Share: Continuing Operations	$2.74	$0.67		$0.01		$0.13		$—		$3.54

	Six Months Ended June 30, 2022
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Kyndryl- Related Impacts (3)		Operating (Non-GAAP)
Gross Profit	$15,625	$361		$—		$—		$—		$15,986
Gross Profit Margin	52.6%	1.2	pts.	—	pts.	—	pts.	—	pts.	53.8%
S,G&A	$9,452	$(565)		$—		$—		$0		$8,887
Other (Income) & Expense	166	(1)		(394)		—		(367)		(596)
Total Expense & Other (Income)	13,280	(566)		(394)		—		(367)		11,953
Pre-tax Income from Continuing Operations	2,345	928		394		—		367		4,033
Pre-tax Income Margin from Continuing Operations	7.9%	3.1	pts.	1.3	pts.	—	pts.	1.2	pts.	13.6%
Provision for/(Benefit from) Income Taxes (4)	$218	$224		$104		$112		$—		$657
Effective Tax Rate	9.3%	3.4	pts.	1.7	pts.	2.8	pts.	(0.8)	pts.	16.3%
Income from Continuing Operations	$2,127	$704		$290		$(112)		$367		$3,376
Income Margin from Continuing Operations	7.2%	2.4	pts.	1.0	pts.	(0.4)	pts.	1.2	pts.	11.4%
Diluted Earnings Per Share: Continuing Operations	$2.34	$0.77		$0.32		$(0.12)		$0.40		$3.71

(1)Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.
(2)Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.
(3)Primarily relates to fair value changes in shares of Kyndryl common stock that were retained by IBM and the related cash-settled swap.
(4)Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.